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                                                                 EXHIBIT 10.4(a)

                THIRD AMENDMENT TO LICENSE AND SALES AGREEMENT
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     THIS AMENDMENT made as of the 11th day of April, 1996 with respect to a
License and Sales Agreement between TYNDALE PLAINS-HUNTER LTD., (hereinafter "TPH"), and LUTHER MEDICAL PRODUCTS, INC., (hereinafter "Luther");


                             W I T N E S S E T H:


     WHEREAS, on April 1, 1987 the parties hereto entered into a certain License and Sales Agreement; and

     WHEREAS, the parties hereto entered into an Amendment to License and Sales Agreement dated December 4, 1987; and

     WHEREAS, the parties hereto entered into a Second Amendment to License and Sales Agreement dated August 6, 1991; and

     WHEREAS, the parties hereto desire to amend that Agreement in the manner hereinafter set forth and to rescind both the First Amendment and Second Amendment;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1.   Both the First Amendment and Second Amendment to the License and
Sales Agreement are hereby revoked. Paragraph 1(c) of the aforesaid License and Sales Agreement is deleted and the following substituted in its place and stead:
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          1(c) "Field of the Agreement" shall be the use of
          TPH's Resins to make a hard tip of not more than one-half inch for a PIC or PICC catheter in connection with Luther's One-Cath technology.

     2. Luther shall pay to TPH upon execution of this Amendment the sum of Five Thousand ($5,000.00) Dollars, representing the minimum royalty payment due under paragraph 4(a) for the month of April, 1996, and shall pay upon execution of this amendment the additional sum of Sixty Thousand ($60,000.00) Dollars. Luther shall not be obligated to make any further minimum royalty payments during the term of the agreement, and, therefore, paragraphs 4(a) and 4(d) are hereby deleted from the Agreement.

     3. Except for the aforementioned, the License and Sales Agreement between the parties shall remain as is.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

                              TYNDALE PLAINS-HUNTER, LTD.



                              By:   _____________________________



                              LUTHER MEDICAL PRODUCTS, INC.



                              By:   ____________________________
                                                       President

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